Exhibit 99.1

Transocean Inc. (NYSE: RIG) Fleet Update
The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.
DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.
No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.
Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.
Out of Service Days (Shipyards, Mobilizations, Etc.). Estimated out of service time for 2007 and 2008 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Additional rig out of service time in 2007 and 2008 may occur and will be added to the report as such events arise. No estimates are made for 2009 and beyond.
Out of service time is denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.
Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s most recently filed Form 10-K, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.
Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, “High Specification Fleet” is comprised of “Ultra- Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Other Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Other High Specification” comprised of four of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Other Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

Current	Estimated	Current	Previous
Yr.(1)	Water	Drilling	Contract	Expiration	Contract	Contract
Floater	Entered	Depth	Depth	Start/Idle	/Out of	Dayrate (3)	Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)	(Dollars)

Rigs Under Construction (8)

Discoverer Clear Leader (15)	ship «	TBA	12,000	40,000	USGOM	Chevron	See Footnote 4	See Footnote 4	See Footnote 4	N/A
Discoverer Americas (15)	ship «	TBA	12,000	40,000	USGOM	StatoilHydro	See Footnote 5	See Footnote 5	475,000	N/A
Discoverer Inspiration(15)	ship «	TBA	12,000	40,000	USGOM	Chevron	See Footnote 6	See Footnote 6	472,000	N/A
GSF Drillship TBN 1	ship «	TBA	12,000	40,000	TBA	TBA	See Footnote 7	See Footnote 7	See Footnote 7	N/A
Deepwater Pacific I	ship «	TBA	12,000	35,000	India	Reliance	See Footnote 8	See Footnote 8	See Footnote 8	N/A
Deepwater Pacific II	ship «	TBA	10,000	35,000	TBA	TBA	See Footnote 9	See Footnote 9	See Footnote 9	N/A
Discoverer TBN 1	ship «	TBA	7,500	40,000	Angola	BP	See Footnote 10	See Footnote 10	See Footnote 10	N/A
GSF Development Driller III (15)	semi «	TBA	7,500	30,000	Angola	BP	See Footnote 11	See Footnote 11	382,000	N/A

High Specification Floaters:
Ultra-Deepwater (18)

Discoverer Deep Seas(15)	ship «	2001	10,000	35,000	USGOM	Chevron	Jan-07	Jan-08	294,000	241,000
USGOM	Chevron	Jan-08	Jan-09	318,000	294,000
Apr-08	14 days Shipyard or Project
USGOM	Chevron	Jan-09	Jan-11	485,000	318,000
Discoverer Enterprise(15)	ship «	1999	10,000	35,000	USGOM	BP	Dec-04	Dec-07	191,000	199,000
USGOM	BP	Dec-07	Dec-10	520,000	191,000
Discoverer Spirit(15)	ship «	2000	10,000	35,000	USGOM	Shell	Mar-06	Dec-07	298,000	204,000
Dec-07	14 days Shipyard or Project
USGOM	Anadarko	Dec-07	Dec-10	475,000	298,000
USGOM	Anadarko	Dec-10	Dec-13	520,000	475,000
GSF C.R. Luigs(15)	ship «	2000	10,000	35,000	USGOM	BHP Billiton	Sep-07	Sep-09	393,000	225,000
Sep-09	Sep-13	510,000	393,000
GSF Jack Ryan (15)	ship «	2000	10,000	35,000	Nigeria	Total	Jun-07	Jun-09	297,000	270,000
Nigeria	Total	Jun-09	May-13	425,000	297,000
Deepwater Discovery	ship «	2000	10,000	30,000	Nigeria	Total	Mar-07	Aug-08	364,000	357,000
Brazil	Devon	Aug-08	Jan-14	425,000	(14)	364,000
Dec-08	65 days Shipyard or Project
Deepwater Frontier	ship «	1999	10,000	30,000	India	Reliance	Aug-06	Aug-08	320,000	145,000
India	Reliance	Aug-08	Oct-11	477,000	320,000
Deepwater Millennium(15)	ship «	1999	10,000	30,000	USGOM	Anadarko	Jun-07	Jun-10	445,000	302,000
Deepwater Pathfinder	ship «	1998	10,000	30,000	Nigeria	Shell/Chevron/	Jul-07	Jun-09	395,000	190,000
Agip/Petrobras
TBA	TBA	Jun-09	Oct-09	600,000	395,000
Deepwater Horizon (15)	semi «	2001	10,000	30,000	USGOM	BP	Oct-07	Oct-10	See Footnote 12	278,000
Deepwater Expedition	ship «	1999	10,000	30,000	Egypt	Shell	Jan-07	Dec-07	240,000	147,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current	Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract	Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)	Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)	(Dollars)
					Morocco	Petronas	Dec-07	Feb-08	320,000	240,000
							Feb-08	140 days Mob/ Contract Prep
					India	Reliance	Jun-08	Aug-10	375,000	320,000
Cajun Express (15)	semi «	2001	8,500	25,000	USGOM	Chevron	Aug-07	Jan-10	460,000	216,000
							May-08	15 days Shipyard or Project
Deepwater Nautilus (15)	semi	2000	8,000	30,000	USGOM	Shell	Dec-06	Jan-09	449,000	220,000
GSF Explorer (15)	ship «	1972/1998	7,800	30,000	Angola	BP	Jun-07	Apr-09	427,000	365,000
					Angola	BP	Apr-09	Jul-09	450,000	427,000
GSF Development Driller I (15)	semi «	2004	7,500	37,500	USGOM	BHP Billiton	Jun-07	Jun-08	220,000	210,000
							Jun-08	Jun-12	510,000	220,000
GSF Development Driller II (15)	semi «	2004	7,500	37,500	USGOM	BP	Nov-07	Nov-08	202,000	198,000
Sedco Energy (15)	semi «	2001	7,500	30,000	Nigeria	Chevron	Jan-06	Jan-08	202,000	175,000
					Nigeria	Chevron	Jan-08	Jan-11	478,000	202,000
							Aug-08	30 days Shipyard or Project
Sedco Express (13) (15)	semi «	2001	7,500	30,000	Angola	BP	Jun-05	Jun-09	183,000	125,000
							Jun-08	30 days Shipyard or Project
Other Deepwater (17)

Deepwater Navigator(14)	ship «	2000	7,200	25,000	Brazil	Petrobras	Mar-07	Apr-11	188,000	300,000
Discoverer 534	ship «	1975/1991	7,000	25,000			Dec-07	20 days Mob/ Contract Prep
					India	Reliance	Dec-07	Jul-10	250,000	245,000
Discoverer Seven Seas	ship «	1976/1997	7,000	25,000	India	ONGC	Feb-04	Dec-07	125,000	125,000
					India	Reliance	Dec-07	Feb-08	292,000	125,000
							Feb-08	120 days Shipyard or Project
					India	ONGC	Jun-08	Jun-11	316,000	292,000
Transocean Marianas (15)	semi	1998	7,000	25,000	Colombia	Petrobras	Aug-07	Dec-07	528,000	444,000
					USGOM	BP	Dec-07	Jan-10	444,000	528,000
Sedco 706 (to be upgraded) (14)	semi «	1976/1994/2008	6,500	25,000			Nov-07	300 days Shipyard or Project
							Sep-08	80 days Mob/ Contract Prep
					Brazil	Chevron	Nov-08	Dec-13	320,000	N/A
Sedco 702	semi «	1973/2007	6,500				Dec-07	60 days Mob/ Contract Prep
					Nigeria	Shell	Jan-08	Jan-11	350,000	N/A
Sedco 707 (14)	semi «	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Dec-09	188,000	N/A

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current		Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract		Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)		Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)		(Dollars)
GSF Celtic Sea(15)	semi	1982/1998	5,750	25,000			Nov-07	60 days Mob/ Contract Prep
					USGOM	Eni	Jan-08	Jun-08	335,000		335,000
							Jun-08	85 days Shipyard or Project
							Sep-08	60 days Mob/ Contract Prep
					Brazil	British Gas	Nov-08	Nov-10	455,000		335,000
Jack Bates	semi	1986/1997	5,400	30,000	Australia	Woodside	Jun-07	May-08	475,000		475,000
							May-08	35 days Mob/ Contract Prep
					China	PetroChina	Jun-08	Sep-08	475,000		475,000
							Sep-08	15 days Mob/ Contract Prep
					Indonesia	Eni	Sep-08	Mar-09	530,000		475,000
							Mar-09	15 days Mob/ Contract Prep
					Australia	Hess	Mar-09	Jun-10	475,000		530,000
Sedco 709	semi «	1977/1999	5,000	25,000	Nigeria	Shell	Oct-06	Oct-08	205,000		175,000
M.G. Hulme, Jr.	semi	1983/1996	5,000	25,000	Nigeria	Eni	Nov-07	Jan-10	430,000		355,000
Transocean Richardson (13) (15)	semi	1988	5,000	25,000	Angola	Chevron	Aug-07	Sep-10	450,000		300,000
							Mar-08	60 days Shipyard or Project
Jim Cunningham (15)	semi	1982/1995	4,600	25,000	Angola	ExxonMobil	Oct-07	Oct-08	364,000		357,000
							Oct-08	May-09	372,000		364,000
Sedco 710 (13)(14)	semi «	1983	4,500	25,000	Brazil	Petrobras	Oct-06	Nov-10	125,000		190,000
							Apr-08	75 days Shipyard or Project
Transocean Rather (14)	semi	1988	4,500	25,000	UKNS	BP	Oct-07	Dec-08	257,000		304,000
					UKNS	BP	Dec-08	Oct-09	439,000		257,000
Transocean Leader (14) (15) (16)	semi	1987/1997	4,500	25,000	NNS	StatoilHydro	Oct-07	Feb-08	273,000		285,000
					NNS	StatoilHydro	Feb-08	Jul-08	340,000		273,000
					NNS	StatoilHydro	Jul-08	Jul-09	383,000		340,000
					NNS	StatoilHydro	Jul-09	Jan-12	444,000		383,000
Sovereign Explorer (15)	semi	1984	4,500	25,000	Trinidad	BG	Oct-07	Feb-08	65,000		65,000
							Mar-08	14 days Shipyard or Project
					Brazil	Repsol	Mar-08	May-10	380,000	(14)	65,000
							Jun-08	35 days Shipyard or Project

Other High Specification (4)

Henry Goodrich (15)	semi	1985	5,000	30,000	USGOM	StatoilHydro	Jun-07	May-09	350,000		173,000
Paul B. Loyd, Jr. (14)	semi	1987	2,000	25,000	UKNS	BP	Mar-07	May-09	329,000		145,000
Transocean Arctic (14) (15)	semi	1986	1,650	25,000	NNS	StatoilHydro	Jan-07	Jul-11	285,000		195,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current		Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract		Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)		Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)		(Dollars)
Polar Pioneer (14) (15)	semi	1985	1,500	25,000	NNS	StatoilHydro	Aug-06	Jan-10	305,000		181,000
					NNS	StatoilHydro	Feb-10	Mar-14	499,000		300,000
Other Floater (29)

Sedco 700	semi	1973/1997	3,600	25,000	Equatorial Guinea	Hess	Sep-07	Mar-08	363,000		439,000
Transocean Legend	semi	1983	3,500	25,000			Dec-07	50 days Shipyard or Project
					Sakhalin Is.	BP	Jan-08	Dec-08	405,000		120,000
Transocean Amirante (15)	semi	1978/1997	3,500	25,000	USGOM	Repsol	Aug-07	Jan-08	325,000		143,000
							Jan-08	95 days Shipyard or Project
					USGOM	Eni	May-08	Feb-11	374,000		325,000
GSF Arctic I (15)	semi	1983/1996	3,400	25,000			Nov-07	60 days Mob/ Contract Prep
					Brazil	Shell	Jan-08	Oct-10	270,000		265,000
C. Kirk Rhein, Jr.	semi	1976/1997	3,300	25,000	India	Reliance	Feb-07	May-09	340,000		N/A
Transocean Driller (13) (14)	semi	1991	3,000	25,000	Brazil	Petrobras	Aug-06	Aug-10	115,000		53,000
							Jul-08	20 days Shipyard or Project
GSF Rig 135 (15)	semi	1983	2,400	25,000	Congo	Total	Oct-07	Dec-09	325,000		325,000
					Congo	Total	Dec-09	Apr-10	380,000		325,000
GSF Rig 140 (15)	semi	1983	2,400	25,000	Angola	ExxonMobil	Oct-07	Jul-08	254,000	(22)	309,000
							Jul-08	Jun-09	309,000		254,000
Falcon 100(13) (14)	semi	1974/1999	2,400	25,000			Nov-07	110 days Shipyard or Project
					Brazil	Petrobras	Feb-08	Mar-13	243,000		180,000
GSF Aleutian Key (15)	semi	1976/1999/2001	2,300	25,000	Angola	Sonangol	Nov-07	Jul-09	357,000		145,000
Sedco 703	semi	1973/1995	2,000	25,000	Australia	Woodside	Aug-07	Sep-08	435,000		400,000
							Sep-08	20 days Shipyard or Project
					Australia	Conoco Phillips	Oct-08	Apr-09	450,000		435,000
Sedco 711	semi	1982	1,800	25,000	UKNS	Shell	Nov-07	Feb-09	283,000		150,000
							Feb-08	50 Days Shipyard or Project
Transocean John Shaw (14)	semi	1982	1,800	25,000	UKNS	Total	Dec-07	Mar-08	380,000		101,000
							Mar-08	35 Days Shipyard or Project
					UKNS	Petrofac	Apr-08	Oct-08	400,000	(21)	380,000
GSF Arctic III	semi	1984	1,800	25,000	UKNS	Petro-Canada	Jan-07	Feb-08	350,000		150,000
							Mar-08	100 Days Shipyard or Project

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current		Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract		Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)		Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)		(Dollars)
GSF Arctic IV	semi	1983/1999	1,800	25,000	UKNS	Shell	Sep-07	Sep-10	275,000		185,000
Sedco 712	semi	1983	1,600	25,000	UKNS	Oilexco	Mar-07	Mar-08	239,000	(14)	150,000
					UKNS	Oilexco	Mar-08	May-10	340,000		239,000
Sedco 714 (14)	semi	1983/1997	1,600	25,000	UKNS	Total	Jun-07	Jan-08	311,000		200,000
					UKNS	Total	Jan-08	Apr-08	361,000		311,000
					UKNS	Total	Apr-08	Jun-08	211,000		361,000
					UKNS	Total	Jun-08	Sep-08	261,000		211,000
					UKNS	Total	Sep-08	Dec-08	211,000		261,000
					UKNS	Total	Dec-08	Mar-09	261,000		211,000
					UKNS	Total	Apr-09	Sep-09	361,000		261,000
GSF Grand Banks	semi	1984	1,500	25,000	East Canada	Husky	Jan-06	Jan-08	144,000		107,000
Actinia	semi	1982	1,500	25,000	India	Reliance	Sep-06	Aug-09	190,000		54,000
							Jan-08	45 days Shipyard or Project
Sedco 601	semi	1983	1,500	25,000	Vietnam	ConSon JOC	Oct-07	Dec-07	268,000		200,000
					TBA	TBA	Dec-07	Dec-10	255,000		268,000
							Mar-08	14 days Shipyard or Project
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Jun-07	Jan-10	360,000		90,000
Transocean Winner (14) (15)	semi	1983	1,500	25,000	NNS	StatoilHydro	Aug-06	Oct-09	382,000		120,000
Transocean Searcher (14) (15)	semi	1983/1988	1,500	25,000	NNS	StatoilHydro	Oct-06	Jan-09	359,000		138,000
							Apr-08	45 days Shipyard or Project
					NNS	StatoilHydro	Jan-09	Mar-12	411,000		359,000
Transocean Prospect (14)	semi	1983/1992	1,500	25,000	UKNS	CNR	Sep-06	Nov-08	209,000		98,000
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS	Shell	Jul-07	Aug-08	250,000		140,000
GSF Arctic II (15)	semi	1982	1,200	25,000	UKNS	ADTI	Nov-07	Jan-08	380,000	(23)	365,000
					UKNS	Talisman	Jan-08	Apr-08	365,000		380,000
					UKNS	Lundin	Apr-08	Jun-08	425,000		365,000
							Jun-08	50 days Shipyard or Project
Sedco 704 (14)	semi	1974/1993	1,000	25,000	UKNS	BP	Sep-07	Nov-08	318,000		176,000

Jackups (68)

GSF Constellation I (15)		2003	400	30,000	Trinidad	BP	Aug-07	Aug-09	219,000		76,000
GSF Constellation II (15)		2004	400	30,000	Egypt	BP	Jun-07	Mar-10	194,000		170,000
							Nov-08	15 day Shipyard or Project
GSF Galaxy I		1991/2001	400	30,000	UKNS	BP	Jun-06	Apr-08	100,000		80,000
						BP	May-08	Jul-08	300,000		100,000
						BP	Jul-08	Nov-08	100,000		300,000
						BP	Nov-08	May-09	115,000		100,000
						BP	May-09	Aug-09	227,000		115,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current		Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract		Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)		Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)		(Dollars)
GSF Galaxy II (15)		1998	400	30,000	UKNS	ADTI	Jul-07	Dec-07	320,000	(23)	300,000
					UKNS	ADTI	Dec-07	Jan-08	300,000	(23)	320,000
							Apr-08	30 days Shipyard or Project
GSF Galaxy III (15)		1999	400	30,000	UKNS	Nexen	Oct-07	May-08	108,000		100,000
							Aug-08	45 days Shipyard or Project
Trident IX		1982	400	20,000	Vietnam	JVPC	Aug-07	Sep-08	210,000		188,000
							Sep-08	80 days Shipyard or Project
GSF Baltic (15)		1983	375	25,000	Nigeria	ExxonMobil	May-07	May-09	205,000		240,000
Trident 17		1983	355	25,000	Malaysia	Petronas Carigali	Sep-07	May-10	185,000		195,000
GSF Magellan		1992	350	30,000	UKNS	Shell	Sep-07	Dec-07	300,000		145,000
					UKNS	Shell	Dec-07	Jun-08	145,000		300,000
							Jul-08	35 days Shipyard or Project
GSF Monarch		1986	350	30,000	UKNS	Shell	Dec-07	Mar-08	78,000		70,000
					UKNS	Shell	Mar-08	Mar-09	78,000		78,000
GSF Monitor (15)		1989	350	30,000	Trinidad	BP	Apr-07	Mar-09	151,000		70,000
Trident 20		2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Jan-10	130,000		90,000
							Feb-08	14 days Shipyard or Project
							May-08	14 days Shipyard or Project
GSF Adriatic II (15)		1981	350	25,000	Angola	Chevron	May-07	May-09	190,000		55,000
GSF Adriatic III		1982	350	25,000	USGOM	ADTI	Oct-07	Dec-07	75,000	(23)	100,000
					USGOM	ADTI	Jan-08	Mar-08	93,000	(23)	75,000
GSF Adriatic IX		1981	350	25,000	Gabon	Total	Nov-07	Jul-08	155,000		100,000
					Gabon	Total	Jul-08	Jul-09	188,000		155,000
GSF Adriatic X		1982	350	30,000	Egypt	Petrobel	Nov-06	Nov-08	150,000		63,000
GSF Key Manhattan		1980	350	25,000	Egypt	Petrobel	Aug-07	Aug-08	155,000		136,000
GSF Key Singapore		1982	350	25,000	Egypt	Petrobel	Jun-07	May-08	155,000		136,000
							Sep-08	60 days Shipyard or Project
GSF Adriatic VI (15)		1981	328	25,000	Gabon	Premier	Dec-07	Jan-08	195,000		167,000
					Nigeria	Afren	Jan-08	Sep-08	210,000		195,000
GSF Adriatic VIII (15)		1983	328	25,000	Nigeria	ExxonMobil	Mar-07	Mar-09	188,000		145,000
C.E. Thornton		1974	300	25,000	India	ONGC	May-06	Oct-08	45,000		45,000
							Feb-08	170 days Shipyard or Project
					India	ONGC	Oct-08	Oct-11	146,000		45,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current	Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract	Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)	Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)	(Dollars)
D.R. Stewart		1980	300	25,000	Italy	Eni	Apr-07	Apr-10	168,000	57,000
F.G. McClintock		1975	300	25,000	India	ONGC	Jan-05	Feb-08	50,000	50,000
							Feb-08	170 days Shipyard or Project
					India	ONGC	Oct-08	Nov-11	145,000	50,000
G.H. Galloway		1984	300	25,000	Italy	Eni	Aug-06	Aug-08	115,000	54,000
							Aug-08	14 days Shipyard or Project
GSF Adriatic I (15)		1981	300	25,000	Angola	Chevron	Apr-07	Apr-09	190,000	110,000
GSF Adriatic V (15)		1979	300	25,000	Angola	Chevron	Mar-07	Mar-09	190,000	55,000
GSF Adriatic XI (15)		1983	300	25,000	Vietnam	Hoang Long JOC	Jul-07	Jul-08	210,000	110,000
							Jul-08	45 days Shipyard or Project
GSF Compact Driller(15)		1992	300	25,000	Thailand	Chevron	Oct-07	Apr-09	196,000	186,000
							Mar-08	15 days Shipyard or Project
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Mar-06	Mar-08	147,000	73,000
					Vietnam	Cuu Long JOC	Mar-08	Sep-08	178,000	147,000
					Vietnam	Cuu Long JOC	Sep-08	Mar-09	183,000	178,000
					Vietnam	Cuu Long JOC	Mar-09	Sep-09	187,000	183,000
					Vietnam	Cuu Long JOC	Sep-09	Mar-10	192,000	187,000
GSF Key Gibraltar		1976/1996	300	25,000	Thailand	PTTEP	Oct-07	Mar-08	205,000	192,000
							Mar-08	40 days Shipyard or Project
					Malaysia	PTTEP	May-08	Nov-08	205,000	205,000
GSF Key Hawaii (15)		1982	300	25,000	Qatar	Maersk	Jul-07	Jul-09	175,000	195,000
GSF Labrador (15)		1983	300	25,000	UKNS	Tullow Oil	Dec-07	May-08	220,000	173,000
							Jun-08	30 days Shipyard or Project
GSF Main Pass I		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000	100,000
GSF Main Pass IV		1982	300	25,000	Saudi Arabia	Saudi Aramco	Aug-07	Jun-11	164,000	100,000
GSF Parameswara		1983	300	20,000	Indonesia	Total	Jan-07	Jul-08	102,000	70,000
							Jul-08	50 days Shipyard or Project
GSF Rig 134		1982	300	20,000	Malaysia	Petronas	Apr-07	Apr-10	166,000	128,000
GSF Rig 136		1982	300	20,000	Indonesia	BHP Billiton	Nov-07	Apr-08	185,000	210,000
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Mar-07	Aug-08	110,000	116,000
							Aug-08	125 days Shipyard or Project
Interocean III		1978/1993	300	25,000	Egypt	Agiba	Jul-07	Jan-09	117,000	65,000
J.T. Angel		1982	300	25,000	India	ONGC	Mar-07	May-10	148,000	105,000
Randolph Yost		1979	300	25,000	India	ONGC	Mar-07	Mar-10	148,000	61,000
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Nov-06	Dec-08	110,000	48,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current		Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract		Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)		Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)		(Dollars)
Ron Tappmeyer		1978	300	25,000	India	ONGC	Feb-07	Feb-10	148,000		62,000
Shelf Explorer		1982	300	20,000	Vietnam	Lam Son	Dec-07	May-08	174,000		208,000
Transocean Nordic		1984	300	25000			Oct-07	170 days Shipyard or Project
							Nov-08	150 days Shipyard or Project
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-06	Dec-11	100,000	(17)	60,000
							May-07	280 days Shipyard or Project
Trident 16		1982	300	25,000	TBA	TBA	Dec-07	Aug-11	180,000		95,000
Trident II		1977/1985	300	25,000	India	ONGC	Apr-07	Jun-10	148,000		60,000
Trident IV		1980/1999	300	25,000	Nigeria	Chevron	Feb-06	Mar-08	90,000		120,000
Trident VIII		1981	300	21,000	Nigeria	Conoil	Apr-06	May-08	66,000		56,000
							May-08	15 days Shipyard or Project
Trident XII		1982/1992	300	25,000	India	ONGC	Jan-07	Feb-10	148,000		62,000
Trident XIV		1982/1994	300	20,000	Angola	Chevron	Jun-06	May-09	98,000		61,000
GSF High Island II		1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000
GSF High Island IV		1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	May-11	164,000		107,000
GSF High Island V		1981	270	20,000	Gabon	Total	May-07	Jun-08	155,000		86,000
							Jul-08	21 days Shipyard or Project
GSF High Island I		1979	250	20,000	USGOM	ADTI	Oct-07	Jan-08	65,000	(23)	70,000
GSF High Island IX (15)		1983	250	20,000	Nigeria	Addax Petroleum	Jun-07	Jun-09	150,000		145,000
							Aug-08	14 days Shipyard or Project
GSF High Island VII		1982	250	20,000	Cameroon	Total	Feb-07	Sep-08	160,000		98,000
							Jan-08	30 days Shipyard or Project
GSF High Island VIII		1981	250	20,000	USGOM	LLOG Exploration	Oct-07	Jan-08	58,000		75,000
							Sep-08	60 days Shipyard or Project
GSF Rig 103		1974	250	20,000	UAE	Atlantis	Sep-07	Feb-08	170,000		130,000
GSF Rig 105		1975	250	20,000	Egypt	Petrobel	Mar-07	Mar-08	90,000		85,000
GSF Rig 124		1980	250	20,000	Egypt	AMAPETCO	Apr-07	Oct-08	110,000		55,000
GSF Rig 127 (15)		1981	250	20,000	Qatar	Maersk	Jun-07	Jun-09	145,000		120,000
GSF Rig 141		1982	250	20,000	Egypt	Petrogulf	Nov-07	Nov-08	115,000		115,000
Transocean Comet		1980	250	20,000	Egypt	GUPCO	Oct-07	Oct-09	112,000		62,000
Transocean Mercury		1969/1998	250	20,000	Egypt	Petrobel	Feb-06	Feb-08	58,000		50,000
Trident VI		1981	220	21,000	Vietnam	Vietsovpetro	Apr-07	Aug-08	193,000		142,000
GSF Britannia		1968	200	20,000	UKNS	Shell	Aug-07	Feb-09	61,000		55,000

Non-U.S. Drilling Barges (2)

Searex 4		1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	39,000		N/A

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «

							Current	Estimated	Current	Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract	Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate (3)	Dayrate (3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service (2)	(Dollars)	(Dollars)
Hibiscus (18)		1979/1993	25	16,000	Indonesia	Total	Oct-07	Sep-12	71,500	74,000

Other (2)

Joides Resolution(15)(19)	ship «	1978	27,000	30,000	Singapore		Oct-06	500 days Shipyard or Project
					Worldwide	TAMRF	Apr-08	Oct-13	64,500	35,000
Istiglal (15) (20)	semi	1995/1998	2,300	20,000	Caspian	BP	Jan-07	Dec-07	96,000	87,000
							Jan-08	Jun-08	101,000	96,000
							Jul-08	Aug-08	135,000	101,000
							Aug-08	Dec-08	106,000	135,000
Dada Gorgud (15) (20)	semi	1978/1996/1998	1,500	25,000	Caspian	BP	Jan-07	Dec-07	90,000	87,000
							Jan-08	Jun-08	97,000	90,000
							Jul-08	Aug-08	126,000	97,000
							Aug-08	Dec-08	101,000	126,000
Sedco 135D (14)		1966/1977/2001	600		Brazil	SLB	Jun-01	Jun-09	33,000	N/A

Fixed-Price Options
High Specification Floaters
Ultra-Deepwater

GSF Explorer	ship «	1972/1998	7,800	30,000	Angola	BP	Jul-09	Oct-09	450,000	450,000
Sedco Express	semi «	2001	7,500	25,000	Angola	BP	Jul-09	Jul-10	183,000	183,000

Other Deepwater

Discoverer 534	ship «	1975/1991	7,000	25,000	India	Reliance	Jul-10	Jan-11	250,000	250,000
Sedco 709	semi «	1977/1999	5,000	25,000	Nigeria	Shell	Oct-08	Oct-09	205,000	205,000

Other High Specification

Henry Goodrich	semi	1985	2,000	30,000	USGOM	StatoilHydro	May-09	May-10	350,000	350,000

Other Floater

Sedco 703	semi	1973/1995	2,000	25,000	Australia	ConocoPhillips	Apr-09	May-09	450,000	450,000
Transocean Searcher	semi	1983/1988	1,500	25,000	NNS	StatoilHydro	Mar-12	Sep-12	390,000	411,000

Jackup

GSF Galaxy III		1999	400	30,000	UKNS	Nexen	May-08	May-10	108,000	108,000
GSF Parameswara		1983	300	20,000	Indonesia	Total	Sep-08	Apr-09	106,000	102,000

Other

Joides Resolution(19)	ship «	1978	27,000	30,000	Worldwide	TAMRF	Oct-13	Oct-23	64,500	64,500

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : December 7, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned «
Footnotes:

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)
Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2007 and, for certain expected out of service time events, 2008 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3)
Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

(4)
We have been awarded a 5-year drilling contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Clear Leader. Operations are expected to commence during the second quarter of 2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first three years of the contract, the contract dayrate is $469,000. The dayrate for the last two years of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(5)
We have been awarded a 4-year drilling contract by StatoilHydro for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Americas. Operations are expected to commence by mid-2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(6)
We have been awarded a 5-year contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Inspiration. Operations are expected to commence during the first quarter of 2010, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. Through September 2007, the customer had the option to convert the contract to a three year duration but elected not to do so.

(7)
In September 2007 we exercised an option to construct a Gusto MSC/P 10,000 design drillship which is yet to be named. Construction of the drillship is expected to be completed in the third quarter of 2010. We are actively marketing the drillship.

(8)
We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named the Deepwater Pacific I through a joint venture company with Pacific Drilling Limited. The joint venture has been awarded a 4-year drilling contract with Reliance for construction of the drillship. Operations are expected to commence during the third quarter of 2009, after an estimated 32-month shipyard construction phase followed by sea trials, mobilization and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first six months of the contract, the contract dayrate is $495,000, regardless of the duration of the remaining term of the contract. The dayrate for the remaining three and one-half years of the contract is $530,000. On or prior to October 31, 2008, the contract may be extended to five years, in which case the dayrate would be reduced to $515,000 for the remaining four and one-half years.

(9)
We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named the Deepwater Pacific II through a joint venture company with Pacific Drilling Limited. The drillship is expected to finish construction in first quarter 2010. The joint venture is actively marketing the drillship.

(10)
We have been awarded a drilling contract by BP for the construction of an enhanced Enterprise-class drillship. The rig will be owned by a joint venture in which the company owns 65 percent. The contract has an initial term of five years, but can be converted at the customer’s election by the end of March 2008 to a seven-year term. Operations are expected to commence during the third quarter of 2010, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on a five-year contract period is $460,000, or $430,000 should the contract be converted to a seven-year term.

(11)
We have been awarded a 7-year drilling contract by BP for the construction of a Keppel Fels MSC DSS 51 design semisubmersible to be named the GSF Development Driller III. Operations are expected to commence by mid-2009, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(12)
Dayrate for contract period October 2007 through October 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Ultra-Deepwater, dynamically positioned rigs operating in the U.S. Gulf of Mexico. The dayrate is currently estimated to range from $378,000 in October 2007 to $487,000 in October 2010.

(13)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(14)	Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(15)	Reflects the current contracted dayrate which could change due to cost escalations.

(16)
Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(17)	Dayrate subject to annual adjustment based on market dayrates within specific parameters.

(18)	Owned by a joint venture in which the company owns an 80 percent interest.

(19)
Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which a subsidiary of the company has a 50 percent interest. Dayrate indicated reflects 100 percent of contract rate.

(20)	Operated under a management contract with the rig’s owner.

(21)	Prior to mid-December 2007 and at the customer’s discretion, this contract may be lengthened to a twelve month duration with a dayrate of $350,000.

(22)
On June 30, 2007, the riser for GSF Rig 135 was lost at sea when the transport vessel capsized. A newly manufactured riser that was to be shipped to GSF Rig 140 to replace GSF Rig 140’s existing riser was redirected to GSF Rig 135. Since we were obligated to provide a new riser for GSF Rig 140’s current contract, the dayrate for GSF Rig 140 was reduced by $55,000 per day until such time that we are able to replace the riser. We believe that the $55,000 dayrate reduction is covered under applicable insurance policies.

(23)
For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the Company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the drilling management services division of the Company’s U.S. operating subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts.